Exhibit 32.1

Certification of the Chief Executive Officer of Redfield Ventures, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Redfield Ventures, Inc (the “Company”) for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned Mauricio Gonzalez, Chief Executive Officer of Redfield Ventures, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2014

/s/ Mauricio Gonzalez

By: Mauricio Gonzalez , Chief Executive Officer and Principal Accounting Officer